UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2007

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Officers, Including Zip Code)

(205) 967-7116

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

In May 2007, representatives of HealthSouth Corporation (the “Company”) will make a presentation at an investment banking healthcare industry conference using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99. The presentation will address, among other things, the Company’s previously announced strategic repositioning and management’s growth expectations for the Company under a more focused, “pure-play,” post-acute strategy.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Note Regarding Presentation of Non-GAAP Financial Measures

The financial data contained in the presentation includes non-GAAP financial measures, including “Adjusted Consolidated EBITDA.” The Company continues to believe Adjusted Consolidated EBITDA under its Credit Agreement is a measure of operating performance, leverage capacity, its ability to service its debt, and its ability to make capital expenditures.

The Company uses Adjusted Consolidated EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is the key component of certain material covenants contained within the Company’s Credit Agreement, which is discussed in more detail in the Company’s Current Report on Form 8-K filed on March 30, 2007 (the “March 2007 Form 8-K”). These covenants are material terms of the Credit Agreement, and the Credit Agreement represents a substantial portion of the Company’s capitalization. Non-compliance with these financial covenants under the Credit Agreement—its interest coverage ratio and its leverage ratio—could result in the Company’s lenders requiring the Company to immediately repay all amounts borrowed. In addition, if the Company cannot satisfy these financial covenants, it would be prohibited under the Credit Agreement from engaging in certain activities, such as incurring additional indebtedness, making certain payments, and acquiring and disposing of assets. Consequently, Adjusted Consolidated EBITDA is critical to the Company’s assessment of its liquidity.

The Company also uses Adjusted Consolidated EBITDA to assess its operating performance. The Company believes it is meaningful because it provides investors with a measure used by its internal decision makers for evaluating its business. The Company’s internal decision makers believe Adjusted Consolidated EBITDA is a meaningful measure because it represents a view of the Company’s recurring operating performance and allows the Company’s management to readily view operating trends, perform analytical comparisons, and perform benchmarking between segments. Additionally, the Company’s management believes the inclusion of professional fees associated with litigation, financial restructuring, government investigations, forensic accounting, creditor advisors, accounting reconstruction, audit and tax work associated with the reconstruction process, and non-ordinary course charges incurred after March 19, 2003 (the date the United States Securities and Exchange Commission filed a lawsuit against the Company and its former chairman and chief executive officer alleging that it historically overstated earnings) and related to its overall corporate restructuring (including matters related to internal controls) distort, within EBITDA, their ability to efficiently assess and view the core operating trends on a consolidated basis and within segments.

In general terms, the definition of Adjusted Consolidated EBITDA, per the Credit Agreement, allows the Company to add back to Adjusted Consolidated EBITDA all unusual non-cash items or non-recurring items. These items include, but may not be limited to, (1) expenses associated with government, class action, and related settlements, (2) fees, costs, and expenses related to the Company’s recapitalization transactions, (3) any losses from discontinued operations and closed locations, (4) charges in respect of professional fees for reconstruction and restatement of financial statements, including fees paid to outside professional firms for matters related to internal controls and legal fees for continued litigation defense and support matters discussed in the March 2007 Form 8-K, (5) compensation expenses recorded in accordance with FASB Statement No. 123(R), Share-Based Payment, (6) investment income, and (7) fees associated with the Company’s divestiture activities.

However, Adjusted Consolidated EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States of America ("GAAP"), and the items excluded from Adjusted Consolidated EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted Consolidated EBITDA should not be considered a substitute for Net loss or cash flows from operating, investing, or financing activities. The Company reconciles Adjusted Consolidated EBITDA to Net loss and to Net cash used in operating activities, which reconciliations are set forth below and in the presentation. Because Adjusted Consolidated EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted Consolidated EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in the March 2007 Form 8-K.

Reconciliation of Net Loss to Adjusted Consolidated EBITDA

	For the Three Months Ended December 31,
	2007	2006
	(In Millions)
Net loss	$ (56.6)	$ (435.1)
Loss from discontinued operations	27.4	2.3
Provision for income tax expense	3.3	13.7
Loss on interest rate swap	4.3	3.8
Interest expense and amortization of debt discounts and fees	58.5	59.9
Loss on early extinguishment of debt	–	361.1
Professional fees—accounting, tax, and legal	21.8	48.6
Government, class action, and related settlements	(12.2)	4.3
Net non-cash loss on disposal of assets	0.1	0.9
Depreciation and amortization	18.2	20.2
Compensation expense under FASB Statement No. 123(R)	3.6	4.3
Sarbanes-Oxley related costs	0.3	3.0
Adjusted Consolidated EBITDA	$ 68.7	$ 87.0

Reconciliation of Adjusted Consolidated EBITDA to Net Cash Used in Operating Activities

	For the Three Months Ended December 31,
	2007	2006
	(In Millions)
Adjusted Consolidated EBITDA	$ 68.7	$ 87.0
Compensation expense under FASB Statement No. 123(R)	(3.6)	(4.3)
Sarbanes-Oxley related costs	(0.3)	(3.0)
Provision for doubtful accounts	10.6	7.4
Professional fees—accounting, tax, and legal	(21.8)	(48.6)
Interest expense and amortization of debt discounts and fees	(58.5)	(59.9)
Gain on sale of marketable securities	(3.7)	(0.1)
Equity in net income of nonconsolidated affiliates	(2.7)	(1.9)
Minority interest in earnings of consolidated affiliates	8.8	10.6
Amortization of debt issue costs, debt discounts, and fees	2.0	8.8
Amortization of restricted stock	1.1	1.6
Distributions from nonconsolidated affiliates	2.5	0.8
Stock-based compensation	2.5	2.7
Current portion of income tax provision	(2.0)	(4.6)
Change in assets and liabilities	(1.6)	(75.6)
Cash portion of government, class action, and related settlements expense	(0.4)	(4.2)
Change in government, class action, and related settlements liability	(29.9)	(19.8)
Other operating cash provided by discontinued operations	22.5	30.0
Net Cash Used in Operating Activities	$ (5.8)	$ (73.1)

Forward-Looking Statements

The information contained in the presentation includes certain estimates, projections, and other forward-looking information that reflect the Company’s current views with respect to future events and financial performance. These estimates, projections, and other forward-looking information are based on assumptions that the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections, or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking information in the presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the March 2007 Form 8-K and in other documents that the Company previously filed with the SEC, many of which are beyond the Company’s control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/s/ John P. Whittington
Name: John P. Whittington
Title: Executive Vice President, General Counsel, and Corporate Secretary

Dated: May 23, 2007

EXHIBIT INDEX

Exhibit Number	Description
99	Text of slide presentation of HealthSouth Corporation used in connection with the Company’s May 2007 presentation at an investment banking healthcare industry conference.